Sharpening Our Focus April 6, 2005

Safe Harbor Forward-looking statements made in the course of this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The audience is cautioned that such forward looking statements involve risks and uncertainties, including those described in the section entitled "Risk Factors" from the Company's Form 10-K filed with the SEC on March 7, 2005, and other filings of the Company with the Securities and Exchange Commission, which may cause the Company's actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements.

Today's Speakers Dean Mitchell President and Chief Executive Officer Bill Spengler Executive Vice President and Chief Financial Officer Lawrence B. Cohen, M.D. Associate Clinical Professor, Division of Gastroenterology, Mount Sinai Hospital, New York

Agenda Outline new strategic direction Financial overview Key products - GLIADEL(r) and AQUAVAN(r) AQUAVAN(r) colonoscopy results Summary Q & A Financial overview Key assets - GLIADEL(r) and AQUAVAN(r) AQUAVAN(r) colonoscopy results Summary Q & A

How Are We Different Building a New Guilford New management and strategy Market driven approach Focusing on high potential key assets Realizing value from remaining assets Achieving financial sustainability THE NEW

Guilford Today - Situation Analysis Focused strategy Broad array of assets with significant upside potential Resources insufficient to capitalize on all opportunities

Broad Array of Assets GLIADEL(r) AGGRASTAT(r) AQUAVAN(r) GPI 1485 NAALADase PARP Inhibitors PRODUCTS RESEARCH PRE CLINICAL PH I PH II PH III MARKETED recurrent surgery initial surgery Acute Coronary Syndrome PCI procedural sedation Parkinson's Disease Post-prostatectomy ED neuropathies prostate cancer chemosensitization radiosensitization migraine neuropathic pain GPI 15715 Non-IV

Sharpening Our Focus GLIADEL(r) AGGRASTAT(r) AQUAVAN(r) GPI 1485 NAALADase PARP Inhibitors PRODUCTS RESEARCH PRE CLINICAL PH I PH II PH III MARKETED recurrent surgery initial surgery Acute Coronary Syndrome PCI procedural sedation Parkinson's Disease Post-prostatectomy ED neuropathies prostate cancer chemosensitization radiosensitization migraine neuropathic pain GPI 15715 Non-IV

Focused Strategy Focus on selected assets with greatest potential for near-term value creation GLIADEL(r) AQUAVAN(r) Rapidly maximize value of other assets AGGRASTAT(r) GPI 1485 Early stage pipeline Strengthen financial position Reduce cash requirements Simplify capital structure Build critical organizational skills STRENGTHEN 3. OPTIMIZE 2. FOCUS 1. EXPAND 4. Build franchises around customers

Realizing value from other assets

AGGRASTAT(r) - Unlocking Value Analysis: Superior scientific profile Strong growth potential with label expansion Lowest cost agent in class Issues: Highly competitive marketplace Substantial resources required Decision: Minimize ongoing AGGRASTAT(r) expense clinical studies advertising and promotion Implement exit strategy

GPI 1485 - Unlocking Value Analysis: SNDC* funding ongoing development, assuming all risk Neutral to Guilford P&L Positive trial results provide significant opportunity Situation: Results from three Phase II trials expected in Q4 2005 Parkinson's disease (SNDC & NIH) Post-prostatectomy erectile dysfunction *Symphony Neuro Development Corporation Decision: Await clinical trial results Decision point - early 2006 Identify potential partners

Early Pipeline - Unlocking Value Analysis: Multiple technologies NAALADase Inhibitors PARP Inhibitors Situation: Early stage - long timelines to market Low visibility - limited value from the financial market Diverts resources and focus from key assets Decision: Implement strategies to create value through external funding

What Will Guilford Look Like in 3 Years? A focused pharmaceutical company with a strong growth platform excellence in development and commercialization Achieved by our commitment to superb execution delivery of results Significant revenues and positive cash flow

Agenda Outline new strategic direction Financial overview Key assets - GLIADEL(r) and AQUAVAN(r) AQUAVAN(r) colonoscopy results Summary Q & A

Financial Goals Adequately fund key assets to assure revenue targets Limit cash burn through expense reduction on non-core activities Become profitable and cash flow positive by '08 Simplify and strengthen balance sheet to provide for additions to portfolio A three-year turnaround plan

Financial Goals - Key Assets GLIADEL(r) Fund additional sales force, A&P to accelerate market penetration Fund additional studies AQUAVAN(r) Fund clinical trials Begin pre-launch spend in '06 Launch in core segments by end-of-year '07 Adequately fund key assets to assure revenue targets

Financial Goals - Strong Revenue Growth Accelerating in 2008 Gliadel Medium Green Dark Green Aquavan Black Light Blue Medium Blue Dark Blue Light Red Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple 2005 35 20 3 0 3 2006 47 20 3 0 3 2007 55 20 3 20 3 2008 70 74 GLIADEL(r) AQUAVAN(r) $34-38M $130-160M $60-80M $70-80M

Financial Goals - Cash Use in Operations Investment in multiple AQUAVAN(r) trials GLIADEL(r) remains cash flow positive AGGRASTAT(r) negative cash flow ending Investment in early stage research and development externally funded Corporate overhead reduced 2005 is a Transition Year

Cash Use in Operations Declines as Guilford Exits Non-Core Activities and Builds Revenue $0 $50 $100 2005 Projected 2006 Projected 2007 Projected 2008 Projected AQUAVAN(r) Rest of Operations

Financial Goals - 2008 Break-Even Achieved Through the Following Actions 2005 exit of AGGRASTAT(r) Paul Capital 2007 successful launch of AQUAVAN(r) Increasing cash flow from GLIADEL(r) Tight control over / reductions in all other expenses

Result - Stronger Financial Performance Moving Forward Revenues Total Expenses Profit ~$200-300M ~$130-160M 2005 2006 2007 2008 2009 2010

Agenda Outline new strategic direction Financial overview Key assets - GLIADEL(r) and AQUAVAN(r) AQUAVAN(r) colonoscopy results Summary Q & A

AQUAVAN(r) AQUAVAN(r) GLIADEL(r) Key Assets Untapped growth potential

Why GLIADEL(r) Contributes meaningful cash flow 40% revenue growth in 2004 Limited competition Significant untapped growth potential new DRG European first surgery launches metastatic brain tumors April 6, 2005 - 49 -

Significant International Potential UK (Jan.) Germany (Feb.) Spain & Portugal (Mar.) Italy (Sept.) Greece (May) Australia (Sept.) Initial launches 2005 Anticipated launches April 6, 2005 - 51 - France (Feb.) EU markets; 10,000 newly diagnosed glioma patients per year

Metastatic Brain Tumor Potential

Significant Market Potential
(Patients/Year)


~30,000
~11,000
Initial
Recurrent
Glioma
Metastatic

Encouraging Clinical Data

- Brem, S.[1] et al;
  42 patients, Soc. of Neuro-Oncology, Nov. '04
- Ewend, M.G.[2] ;
  Retrospective chart review – Amer. Soc. of Neurologic Surgeons May '04

Positive Physician Intent


96%
yes

Based on successful controlled trial

Source: Market Research 2004

Notes: (1) Interstitial chemotherapy for local control of CNS metastases
(2) Treatment of recurrent CNS metastases using BCNU-polymer wafers

April 6, 2005 - 27 -

2001 2002 2003 2004 2005 2008 East 10 15 19 28 37 64 Growth Drivers Promote Strong Financial Opportunity $M - 55 - Provides bridge to AQUAVAN (r) commercial launch

AQUAVAN(r) Key Assets Advancing to commercialization GLIADEL(r)

Why AQUAVAN(r) Large market opportunity Limited competition Unique profile matches physician needs Relatively high probability of success

25 40 16 Large Market Opportunity - Procedural Sedation Procedural Sedation Market (Millions of procedures 2007) Initial Focus >250 procedure types requiring brief sedation Expanding market demographics emphasis on screening, early diagnosis growth in outpatient procedures Market Trends GI Minor Surgery Cardiac East 20 10 4 Source: NDC data

Initial Focus on GI Largest segment of procedural sedation market Highly concentrated target audience reached with 100-150 reps Lack of competitive promotion Clear, unmet medical need

GUILFORD PHARMACEUTICALS

Value Proposition


AQUAVAN®
Propofol
Midazolam
Disadvantages
• Difficult to safely dose by non-ANES
– MAC* required
• Injection site pain
Advantages
• Rapid onset
• Rapid recovery / "street fitness"
• Clear-headed recovery
Advantages
• Safe
– No MAC required
• Amnestic effect
Disadvantages
• Long onset
• Long recovery / "street fitness"
• Hangover effect
Advantage
• Bolus administration

*Monitored Anesthesia Care

April 6, 2005 - 33 -

Combines the best features of both products

Likelihood to Use Target Profile 78% yes Gastroenterologists Source: Aquavan Market Assessment Final Report, Strategic Business Research, 2004 Percent of physicians very likely or likely to use

AQUAVAN(r) Commercialization Strategy Launch and rapidly penetrate GI procedures market Patient and physician satisfaction Pharmacoeconomic advantages Penetrate other short duration procedure settings Minor surgery Cardiac procedures Expand into other settings ICU other

AQUAVAN(r) - Significant Market Opportunity April 6, 2005 - 71 - 2007 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 East 0 1.7 3.3 5.2 7.2 9.4 11.8 14.6 18 21.5 25.3 29.3 33.3 38 42.5 47.5 52.8 57.7 62.4 67.3 71.3 74 76 77.4 78 78.3 Launch $300M+

Agenda Outline new strategic direction Financial overview Key assets - GLIADEL(r) and AQUAVAN(r) AQUAVAN(r) colonoscopy results Summary Q & A

Today's Speakers Dean Mitchell President and Chief Executive Officer Bill Spengler Executive Vice President and Chief Financial Officer Lawrence B. Cohen, M.D. Associate Clinical Professor, Division of Gastroenterology, Mount Sinai Hospital, New York

A PHASE 3, RANDOMIZED, OPEN-LABEL STUDY TO ASSESS THE SAFETY AND EFFICACY OF AQUAVAN(r) INJECTION VERSUS MIDAZOLAM HCL FOR SEDATION IN PATIENTS UNDERGOING COLONOSCOPY PROCEDURES* Lawrence Cohen, MD

99% of colonoscopy w/sedation 99% of upper endoscopy w/sedation Endoscopic Sedation - United States

Benzo and opioid 75% Propofol 25% Endoscopic Sedation (N=1356)

Reasons for dissatisfaction with benzo/opioid Patient discomfort 72% Delayed recovery 65% Risk of complication 60% Slow onset 58%

Pre-Treatment Period Treatment Period AQUAVAN(r) Injection (N=209) Midazolam (N=69) Fentanyl Randomization (3:1) * Anesthesiologist was not required to be present for the conduct of this trial N=280 2 patients did not receive study medication Screening N=305 Study Design

Weight Based Dosing Regimen

Predosing Patient Weight	Initial Bolus Dose	Supplemental Dose(s)
AQUAVAN®		
<55 kg	20 mL (700 mg)	4 mL (140 mg)
≥55 to <80 kg	23 mL (805 mg)	
≥80 kg	28 mL (980 mg)	
Midazolam HCl		
<55 kg	1 mg	0.5 mg
≥55 to <80 kg	1.5 mg	0.75 mg
≥80 kg	2 mg	1 mg

Primary Objective To demonstrate that AQUAVAN(r) Injection is effective in providing adequate sedation in patients undergoing colonoscopy

Primary Endpoint: Sedation Success Defined as a patient: having 3 consecutive Modified Observer's Assessment of Alertness Scale (MOAA/S) scores ?4 AND completing the procedure without requiring alternative sedative medications and without requiring manual or mechanical ventilation

Modified Observer's Assessment of Alertness/Sedation Scale 1 Responds only after painful trapezius squeeze 0 Does not respond to painful trapezius squeeze 2 Responds only after mild prodding or shaking 3 Responds only after name is called loudly and/or repeatedly 4 Lethargic response to name spoken in normal tone 5 (Alert) Responds readily to name spoken in normal tone Score Responsiveness Dynamic Continuum Alert Mild Moderate Deep

Primary Endpoint - Sedation Success AQUAVAN (n=209) Midazolam (n=69) 96.2 72.5 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 72% Midazolam (N=69) % Sedation Success *P<0.001 *

Median MOAA/S at 2 Minute Intervals 0 1 2 3 4 5 6 MOAA/S AQUAVAN (N=209) Midazolam (N=69) Start of 1st dose of study drug Start of procedure End of procedure Dosing Initiation Procedural Period Recovery Period

Patient Satisfaction Survey

Adequate Sedation


*
96%
75%
Aquavan (N=209)
Midazolam (N=69)

Patient Comfort


*
97%
74%
Aquavan (N=209)
Midazolam (N=69)

Amnestic Effect


*
83%
20%
Aquavan (N=209)
Midazolam (N=69)

* $p < 0.001$

Physician Satisfaction Survey


Adequate Sedation
*
84%
45%
Aquavan (N=209)
Midazolam (N=69)


Satisfaction with Time to Sedation
*
91%
35%
Aquavan (N=209)
Midazolam (N=69)


Comfort
*
90%
57%
Aquavan (N=209)
Midazolam (N=69)

* $p < 0.001$

Physician Satisfaction Survey 9% 30% Aquavan (N=209) Midazolam (N=69) Procedure Interrupted 94% 67% Aquavan (N=209) Midazolam (N=69) Use the Drug Again * p < 0.001 * *

Adverse Events AQUAVAN(r) Midazolam Predefined Hypoxemia* 32% (67) 13% (9) Hypotension 7% (14) 0 Paresthesia 30% (63) 0 Burning sensation 10% (21) 0 Others >5% Pain 6% (13) 19% (13) Abdominal pain 3% (7) 16% (11) Gastrointestinal pain 4% (8) 6% (4) Adverse Events *Hypoxemia defined as: O2 saturation of < 90% or a 3% decrease in O2 saturation from baseline for 2 minutes

AQUAVAN (r) % (n) Midazolam % (n) Two Consecutive O2Sat <90% 4.8% (10) 2.9% (2) <85% 1.0% (2) 0 <80% 0 0 Hypoxemia As Measured By Pulse Oximetry

Would you consider using propofol in the future? (N=1356) Yes 65%

Would you use an agent like propofol provided that it was sanctioned by the FDA? (N=1356) Yes 84%

AQUAVAN® Target Product Profile is Ideal for Procedural Sedation

Desired Profile	AQUAVAN® Injection Study 0410
Rapid Onset (< 3 min)	~2 min
Rapid Recovery (≤ 20 min)	~11 min
High level of satisfaction Physician & Patient	Overall ~90%
Easy to Administer and Control	Majority Received One Bolus
Administered by Non-Anesthesiologists	YES

Key Development Questions How will we predict the optimal dose? What will the development plan include? What is the impact on timing?

AQUAVAN(r) - Population PK/PD Model Model predicts MOAA/S over time: for "average" patient for individual patients variability in patient population MOAA/S score over time Time (min) MOAA/S Score 0 5 10 15 20 0 1 2 3 4 5 AQUAVAN(r) plasma concentration Propofol plasma concentration Propofol "brain" concentration AQUAVAN(r) dose(s) Patient characteristics

AQUAVAN(r) - PK/PD Model Performance Percent of patients with MOAA/S score equal to 0 or 1 for longer than 5 minutes Mean time to sedation Mean duration of sedation Observed 1 1 1 Simulated 1 1.4 1 Model based on study 0207 and tested on study 0410 Ratio of Simulated to Observed

Focused Clinical Development Plan Planned studies to include: Procedural sedation for colonoscopy Special populations Post-operative ICU sedation Drug-drug interaction

Anticipated Timing Subsequent to FDA discussion: Continue the agreed clinical development plan in 2005 Clinical studies to be complete by H1 2006 NDA to be filed in H2 2006

Agenda Outline new strategic direction Financial overview Key products - GLIADEL(r) and AQUAVAN(r) AQUAVAN(r) colonoscopy results Summary Q & A

Critical Milestones 2005 Confirm AQUAVAN(r) development strategy Continue AQUAVAN(r) Phase III trials Implement AGGRASTAT(r) strategy Complete GPI 1485 Phase II trials Address capital structure Increase focus on GLIADEL(r) 2006 Complete AQUAVAN(r) Phase III trials Prepare AQUAVAN(r) NDA package for H2 2006 submission Decide GPI 1485 course of action

Guilford: Profitable After 2008 Total $130 - 160M Today 2008 GLIADEL(r) AQUAVAN(r) Revenues

Sharpening Our Focus April 6, 2005 Q & A